SECURITIES AND EXCHANGE COMMISSION
                              Washington, D.C.  20549




                                      FORM 8-K



                                   CURRENT REPORT




                         PURSUANT TO SECTION 13 OR 15(d) OF
                        THE SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of Earliest Event Reported)     October 15, 1999
                                                    (October 15, 1999)



                             WESTERN RESOURCES, INC.
              (Exact Name of Registrant as Specified in Its Charter)




             KANSAS                      1-3523               48-0290150
(State or Other Jurisdiction of       (Commission             (Employer
Incorporation or Organization)        File Number)        Identification No.)



   818 KANSAS AVENUE, TOPEKA, KANSAS                                 66612
(Address of Principal Executive Offices)                          (Zip Code)




Registrant's Telephone Number Including Area Code (785) 575-6300

                               WESTERN RESOURCES, INC.

Item 5. Other Events

     On October 15, 1999, Western Resources, Inc. announced Western Resources Previews Third-Quarter Results; Utility Operations Expected to Report Strong Results


Item 7.  Financial Statements and Exhibits

     (c) Exhibits

          Exhibit 99.1 - Press release dated as of October 15, 1999, issued by Western Resources, Inc.

     Exhibit 99.2 - Attachment to press release

                               SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.




                                             Western Resources, Inc.




Date October 15, 1999                 By      /s/ William B. Moore
                                        William B. Moore, Executive Vice
                                          President, Chief Financial
                                            Officer and Treasurer


Date October 15, 1999                 By      /s/ Leroy P. Wages
                                          Leroy P. Wages, Controller

                              EXHIBIT INDEX



Exhibit Number                                 Description of Exhibit

99.1                                  Press release dated as of October 15,
                                      1999, issued by Western Resources, Inc.

99.2                                  Attachment to press release